                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                                [ICO LETTERHEAD]

--------------------------------------------------------------------------------

o TIME IS SHORT --ACT NOW TO ELECT INDEPENDENT DIRECTORS WHO ARE COMMITTED TO BUILDING VALUE FOR ALL ICO SHAREHOLDERS

o DON'T BE FOOLED - THERE IS NO TRAVIS STREET OFFER ON THE TABLE YOU CAN ACCEPT THAT WILL PUT CASH IN YOUR POCKET

o REMEMBER, TWO OF TRAVIS STREET'S NOMINEES WERE INVOLVED AT BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST - THEY GAINED CONTROL AND CUT A DEAL SEPARATE FROM THE PUBLIC HOLDERS

                          DON'T LET THAT HAPPEN AGAIN!

    SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY WITH A VOTE FOR
                                 ICO'S NOMINEES

--------------------------------------------------------------------------------

April 10, 2001

Dear Fellow Stockholder:

Time is short for you to act to protect your interests as stockholders of ICO, Inc.

On Tuesday, April 17, you and other ICO stockholders have a clear and important choice.

You can vote to elect three independent directors, unanimously proposed by ICO's Board of Directors. The ICO nominees, who are independent and committed to building value for all shareholders, have produced real value for ICO and its stockholders -- including through the proposed $165 million sale of ICO's oilfield services business.

By contrast, Travis Street's nominees are all members of Travis Street Partners
- which by its own admission is seeking to buy ICO or its oilfield services business at the "lowest possible price." Now that's a conflict of interest!

DON'T BE FOOLED - THERE IS NO TRAVIS STREET OFFER ON THE TABLE THAT YOU CAN ACCEPT THAT WILL PAY YOU CASH!* Unlike the $165 million offer ICO has obtained for its oilfield services business from a large industry participant, Travis Street has proposed an acquisition of the same business for just $95.1 million and has never disclosed any capability to finance any of its ICO acquisition efforts. Moreover, two of the three Travis Street nominees were part of the group that took control of another publicly held company, Burlington Resources Coal Seam Gas Royalty Trust, just a few years ago - and cashed out their stake in a separate deal that wasn't available to the public Burlington investors.

--------------------
* Just as we were going to press with this letter, Travis Street delivered another "proposal" to acquire ICO. While it appears to be as conditional and illusory as their previous expressions of interest, we will consider it carefully.

We urge you to protect your ICO investment by signing, dating and returning the enclosed WHITE proxy card today. It's not too late to change your vote - only your latest-dated proxy counts.

          COMPARE THE SLATES --ICO'S CANDIDATES ARE INDEPENDENT, HIGHLY
           QUALIFIED AND COMMITTED ONLY TO BUILDING SHAREHOLDER VALUE

---------------------------------------------------------------------------------------------------------------------------
           ICO's Independent Candidates                                   The Travis Street Nominees
           ----------------------------                                   --------------------------
---------------------------------------------------------------------------------------------------------------------------
William E. Cornelius      Manufacturing and                   A. John Knapp            President of Andover Group, Inc.
                          business turnaround                                          (real estate).  MEMBER OF TRAVIS
                          consultant.  Independent                                     STREET PARTNERS, with a personal
                          outside director of ICO.                                     financial interest in buying ICO
                                                                                       as cheaply as possible.
---------------------------------------------------------------------------------------------------------------------------
Howard P. Tuckman         Dean of the Faculty of              James D. Calaway         Private investor.  DIRECTOR OF
                          Management and Professor                                     NETWORK OIL, INC (WHICH HAS SOUGHT
                          of Finance and Economics                                     TO BUY ICO'S OILFIELD SERVICES
                          at Rutgers University.                                       BUSINESS).  MEMBER OF TRAVIS
                          Independent outside                                          STREET PARTNERS, with a personal
                          nominee.                                                     financial interest in buying ICO
                                                                                       as cheaply as possible.
---------------------------------------------------------------------------------------------------------------------------
George S. Sirusas         Senior Vice President of            Charles T. McCord, III
                          Sebastian Realtors.                                          General partner, McCord
                          Former Vice President of                                     Production. MEMBER OF TRAVIS
                          Summit Bank.                                                 STREET PARTNERS, with a personal
                          Independent outside                                          financial interest in buying ICO
                          director of ICO.                                             as cheaply as possible.
---------------------------------------------------------------------------------------------------------------------------

   NONE OF THE ICO NOMINEES IS AN OFFICER OR EMPLOYEE OF ICO, OR IS CONNECTED
     WITH A POTENTIAL BIDDER FOR ICO OR FOR ITS OILFIELD SERVICES BUSINESS.

By contrast, each of the Travis Street Partners nominees, as we see it, has an axe to grind. Each owns a membership interest in Travis Street Partners - which means they stand to profit personally if Travis Street can buy ICO cheaply and then resell it at a higher price. Travis Street itself acknowledges the conflicts of interest that could arise if the Travis Street nominees were to be elected to ICO's Board. In their own words:

            "FOR INSTANCE, TSP AS A BIDDER, AND THE TSP NOMINEES, AS HOLDERS OF AT-RISK ECONOMIC INTERESTS IN TSP, WOULD HAVE AN INTEREST IN
            ACQUIRING ICO AT THE LOWEST POSSIBLE PRICE. . . ."

        LOOK  WHAT THEY DID AT BURLINGTON - GAINED CONTROL, THEN TURNED
            AROUND AND CUT A DEAL SEPARATE FROM THE PUBLIC HOLDERS!

As we have written before, two of the three of the Travis Street nominees - McCord and Knapp -- were associated with a similar investment vehicle that less than three years ago acquired a controlling stake in Burlington - and then turned around and cut a separate deal, without allowing Burlington's public holders to participate in the transaction.

       IT HAPPENED ONCE - ONLY A FEW YEARS AGO. DON'T LET IT HAPPEN AGAIN!

   VOTE FOR CANDIDATES WHO ARE COMMITTED TO BUILDING VALUE THROUGH REAL DEALS


The ICO candidates are committed to building value for ICO and its shareholders. THEY HAVE PROVED THAT COMMITMENT BY INITIATING THE COMPETITIVE SALES PROCESS FOR ICO'S OILFIELD SERVICES BUSINESS THAT RESULTED IN THE PROPOSED SALE OF THE BUSINESS FOR $165 MILLION IN CASH - OVER 73% HIGHER THAN TRAVIS STREET SAID IT WANTED TO PAY FOR THE BUSINESS.

The proposed purchaser of that business, Varco International, Inc., is a major company, with a market capitalization of over $1.8 billion.

By contrast, Travis Street Partners is a newly formed special purpose vehicle. It has expressed interest in buying ICO, on a highly conditional basis - but it has never made a tender offer, and it has never shown ICO or the investing public a nickel of committed financing. CONTRARY TO WHAT TRAVIS STREET WOULD HAVE YOU BELIEVE, THERE IS NO OFFER ON THE TABLE FROM TRAVIS STREET THAT YOU CAN ACCEPT AND GET PAID ON. And there's no assurance there ever will be one, or at what price.

It's your Company - and your investment. We urge you to act today, in what we believe is in the best interests of all ICO stockholders, by signing and sending back TODAY a white proxy card voting FOR the ICO candidates and their independent commitment to build value for ICO stockholders.

On behalf of the Board of Directors of ICO, Inc.


/s/ Al. O. Pacholder
Al O. Pacholder
Chairman of the Board and Chief Financial Officer

--------------------------------------------------------------------------------

       IF YOUR SHARES ARE HELD IN THE NAME OF A BANK OR BROKER, ONLY THAT ORGANIZATION CAN VOTE YOUR SHARES. PLEASE DIRECT THE PERSON RESPONSIBLE FOR
              YOUR ACCOUNT TO EXECUTE ON YOUR BEHALF A WHITE PROXY
                      CARD WITH A VOTE FOR PROPOSALS 1 & 2.

    WE URGE YOU NOT TO RETURN TRAVIS STREET'S GOLD PROXY CARD FOR ANY REASON.

     IF YOU HAVE ALREADY RETURNED A GOLD PROXY CARD, YOU HAVE EVERY RIGHT TO
      CHANGE YOUR MIND AND VOTE A WHITE PROXY CARD. ONLY YOUR LATEST DATED,
                       VALIDLY EXECUTED PROXY CARD COUNTS!

                    IF YOU HAVE ANY QUESTIONS OR REQUIRE ANY
                      ASSISTANCE, PLEASE CONTACT OUR PROXY
                                   SOLICITOR:

                           INNISFREE M&A INCORPORATED
                           TOLL FREE -- 1-888-750-5834
                               501 MADISON AVENUE
                                   20TH FLOOR
                               NEW YORK, NY 10022

--------------------------------------------------------------------------------

ADDITIONAL PARTICIPANTS

In addition to the individuals set forth as participants in earlier filings with the SEC made by ICO, Inc. related to the 2001 annual meeting of shareholders, the following ICO employees are involved in soliciting proxies on behalf of ICO's Board of Directors and could therefore be deemed to be participants: Max
W. Kloesel and Charlie Busceme. Certain information relating to these individuals is set forth below.

Max W. Kloesel is Senior Vice President Sales for Bayshore Industrial, Inc., 1300 McCabe Road, La Porte, Texas 77571. Mr. Kloesel holds the following ICO securities: 116,361 shares of ICO common stock and 10,600 shares of ICO common stock in ICO's 401(k) plans. Mr. Kloesel is party to a voting agreement and irrevocable proxy with ICO whereby he has granted an irrevocable proxy for all shares of ICO common stock that he is entitled to vote. This agreement is described in ICO's definitive proxy statement filed with the SEC on March 7, 2001 under "Certain Relationships, Transactions and Agreements--Other Acquisitions." Mr. Kloesel is party to an employment agreement with ICO.

Charlie Busceme is the Senior Vice President and Executive Director of Rotomolding of Wedco, Inc., 16646 Old Nome Road, China, Texas 77613. Mr. Busceme holds the following ICO securities: 7,800 shares of ICO common stock, 9,106 shares of ICO common stock held in ICO's 401(k) plans and 40,000 shares issuable upon the exercise of ICO employee stock options. Mr. Busceme is party to an employment agreement with ICO. Mr. Busceme has made the following transactions in ICO securities, all involving ICO common stock, during the past two years:

         TRANSACTION        DATE        SHARES     PRICE
           Bought        08/19/1999        800     $1.50
           Bought        08/24/1999        700      1-3/4
           Bought        08/27/1999      1,500      1.75
           Sold          09/10/1999        700      2-1/4
           Bought        09/21/1999      1,000      2.00
           Bought        09/30/1999      1,200      2.00
           Bought        11/05/1999        900      1.125
           Bought        11/23/1999        500      1-31/32
           Bought        12/09/1999      1,100      1-9/16
           Bought        12/10/1999      1,100      1-1/2
           Bought        12/14/1999      1,000      1.50
           Bought        12/15/1999        500      1-11/16
           Sold          01/04/2000        200      1.50
           Sold          01/31/2000      2,000      1-21/32
           Sold          02/10/2000      1,000      1.0625
           Bought        03/22/2000      2,000      1.625
           Bought        04/19/2000      1,000      1.3125
           Sold          09/07/2000      1,200      1-15/16
           Sold          09/13/2000      2,000      2.09375
           Bought        11/30/2000      1,600      1-47/64

The following letter is also being posted to ICO, Inc.'s Web site:

                                [ICO LETTERHEAD]

--------------------------------------------------------------------------------

o TIME IS SHORT --ACT NOW TO ELECT INDEPENDENT DIRECTORS WHO ARE COMMITTED TO BUILDING VALUE FOR ALL ICO SHAREHOLDERS

o DON'T BE FOOLED - THERE IS NO TRAVIS STREET OFFER ON THE TABLE YOU CAN ACCEPT THAT WILL PUT CASH IN YOUR POCKET

o REMEMBER, TWO OF TRAVIS STREET'S NOMINEES WERE INVOLVED AT BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST - THEY GAINED CONTROL AND CUT A DEAL SEPARATE FROM THE PUBLIC HOLDERS

                          DON'T LET THAT HAPPEN AGAIN!

    SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY WITH A VOTE FOR
                                 ICO'S NOMINEES

--------------------------------------------------------------------------------

April 10, 2001

Dear Fellow Stockholder:

Time is short for you to act to protect your interests as stockholders of ICO, Inc.

On Tuesday, April 17, you and other ICO stockholders have a clear and important choice.

You can vote to elect three independent directors, unanimously proposed by ICO's Board of Directors. The ICO nominees, who are independent and committed to building value for all shareholders, have produced real value for ICO and its stockholders -- including through the proposed $165 million sale of ICO's oilfield services business.

By contrast, Travis Street's nominees are all members of Travis Street Partners
- which by its own admission is seeking to buy ICO or its oilfield services business at the "lowest possible price." Now that's a conflict of interest!

DON'T BE FOOLED - THERE IS NO TRAVIS STREET OFFER ON THE TABLE THAT YOU CAN ACCEPT THAT WILL PAY YOU CASH!* Unlike the $165 million offer ICO has obtained for its oilfield services business from a large industry participant, Travis Street has proposed an acquisition of the same business for just $95.1 million and has never disclosed any capability to finance any of its ICO acquisition efforts. Moreover, two of the three Travis Street nominees were part of the group that took control of another publicly held company, Burlington Resources Coal Seam Gas Royalty Trust, just a few years ago - and cashed out their stake in a separate deal that wasn't available to the public Burlington investors.

--------------------
* Just as we were going to press with this letter, Travis Street delivered another "proposal" to acquire ICO. While it appears to be as conditional and illusory as their previous expressions of interest, we will consider it carefully.

We urge you to protect your ICO investment by signing, dating and returning the enclosed WHITE proxy card today. It's not too late to change your vote - only your latest-dated proxy counts.

          COMPARE THE SLATES --ICO'S CANDIDATES ARE INDEPENDENT, HIGHLY
           QUALIFIED AND COMMITTED ONLY TO BUILDING SHAREHOLDER VALUE

---------------------------------------------------------------------------------------------------------------------------
           ICO's Independent Candidates                                   The Travis Street Nominees
           ----------------------------                                   --------------------------
---------------------------------------------------------------------------------------------------------------------------
William E. Cornelius      Manufacturing and                   A. John Knapp            President of Andover Group, Inc.
                          business turnaround                                          (real estate).  MEMBER OF TRAVIS
                          consultant.  Independent                                     STREET PARTNERS, with a personal
                          outside director of ICO.                                     financial interest in buying ICO
                                                                                       as cheaply as possible.
---------------------------------------------------------------------------------------------------------------------------
Howard P. Tuckman         Dean of the Faculty of              James D. Calaway         Private investor.  DIRECTOR OF
                          Management and Professor                                     NETWORK OIL, INC (WHICH HAS SOUGHT
                          of Finance and Economics                                     TO BUY ICO'S OILFIELD SERVICES
                          at Rutgers University.                                       BUSINESS).  MEMBER OF TRAVIS
                          Independent outside                                          STREET PARTNERS, with a personal
                          nominee.                                                     financial interest in buying ICO
                                                                                       as cheaply as possible.
---------------------------------------------------------------------------------------------------------------------------
George S. Sirusas         Senior Vice President of            Charles T. McCord, III
                          Sebastian Realtors.                                          General partner, McCord
                          Former Vice President of                                     Production. MEMBER OF TRAVIS
                          Summit Bank.                                                 STREET PARTNERS, with a personal
                          Independent outside                                          financial interest in buying ICO
                          director of ICO.                                             as cheaply as possible.
---------------------------------------------------------------------------------------------------------------------------

   NONE OF THE ICO NOMINEES IS AN OFFICER OR EMPLOYEE OF ICO, OR IS CONNECTED
     WITH A POTENTIAL BIDDER FOR ICO OR FOR ITS OILFIELD SERVICES BUSINESS.

By contrast, each of the Travis Street Partners nominees, as we see it, has an axe to grind. Each owns a membership interest in Travis Street Partners - which means they stand to profit personally if Travis Street can buy ICO cheaply and then resell it at a higher price. Travis Street itself acknowledges the conflicts of interest that could arise if the Travis Street nominees were to be elected to ICO's Board. In their own words:

            "FOR INSTANCE, TSP AS A BIDDER, AND THE TSP NOMINEES, AS HOLDERS OF AT-RISK ECONOMIC INTERESTS IN TSP, WOULD HAVE AN INTEREST IN
            ACQUIRING ICO AT THE LOWEST POSSIBLE PRICE. . . ."

        LOOK  WHAT THEY DID AT BURLINGTON - GAINED CONTROL, THEN TURNED
            AROUND AND CUT A DEAL SEPARATE FROM THE PUBLIC HOLDERS!

As we have written before, two of the three of the Travis Street nominees - McCord and Knapp -- were associated with a similar investment vehicle that less than three years ago acquired a controlling stake in Burlington - and then turned around and cut a separate deal, without allowing Burlington's public holders to participate in the transaction.

       IT HAPPENED ONCE - ONLY A FEW YEARS AGO. DON'T LET IT HAPPEN AGAIN!

   VOTE FOR CANDIDATES WHO ARE COMMITTED TO BUILDING VALUE THROUGH REAL DEALS


The ICO candidates are committed to building value for ICO and its shareholders. THEY HAVE PROVED THAT COMMITMENT BY INITIATING THE COMPETITIVE SALES PROCESS FOR ICO'S OILFIELD SERVICES BUSINESS THAT RESULTED IN THE PROPOSED SALE OF THE BUSINESS FOR $165 MILLION IN CASH - OVER 73% HIGHER THAN TRAVIS STREET SAID IT WANTED TO PAY FOR THE BUSINESS.

The proposed purchaser of that business, Varco International, Inc., is a major company, with a market capitalization of over $1.8 billion.

By contrast, Travis Street Partners is a newly formed special purpose vehicle. It has expressed interest in buying ICO, on a highly conditional basis - but it has never made a tender offer, and it has never shown ICO or the investing public a nickel of committed financing. CONTRARY TO WHAT TRAVIS STREET WOULD HAVE YOU BELIEVE, THERE IS NO OFFER ON THE TABLE FROM TRAVIS STREET THAT YOU CAN ACCEPT AND GET PAID ON. And there's no assurance there ever will be one, or at what price.

It's your Company - and your investment. We urge you to act today, in what we believe is in the best interests of all ICO stockholders, by signing and sending back TODAY a white proxy card voting FOR the ICO candidates and their independent commitment to build value for ICO stockholders.

On behalf of the Board of Directors of ICO, Inc.


/s/ Al. O. Pacholder
Al O. Pacholder
Chairman of the Board and Chief Financial Officer

--------------------------------------------------------------------------------

       IF YOUR SHARES ARE HELD IN THE NAME OF A BANK OR BROKER, ONLY THAT ORGANIZATION CAN VOTE YOUR SHARES. PLEASE DIRECT THE PERSON RESPONSIBLE FOR
              YOUR ACCOUNT TO EXECUTE ON YOUR BEHALF A WHITE PROXY
                      CARD WITH A VOTE FOR PROPOSALS 1 & 2.

    WE URGE YOU NOT TO RETURN TRAVIS STREET'S GOLD PROXY CARD FOR ANY REASON.

     IF YOU HAVE ALREADY RETURNED A GOLD PROXY CARD, YOU HAVE EVERY RIGHT TO
      CHANGE YOUR MIND AND VOTE A WHITE PROXY CARD. ONLY YOUR LATEST DATED,
                       VALIDLY EXECUTED PROXY CARD COUNTS!

                    IF YOU HAVE ANY QUESTIONS OR REQUIRE ANY
                      ASSISTANCE, PLEASE CONTACT OUR PROXY
                                   SOLICITOR:

                           INNISFREE M&A INCORPORATED
                           TOLL FREE -- 1-888-750-5834
                               501 MADISON AVENUE
                                   20TH FLOOR
                               NEW YORK, NY 10022

--------------------------------------------------------------------------------